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    As filed with the Securities and Exchange Commission on August 23, 2004.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          RAND ACQUISITION CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                 20-1195343
----------------------------------------   ------------------------------------
(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)

      450 PARK AVENUE, 10TH FLOOR
           NEW YORK, NEW YORK                             10022
----------------------------------------   ------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(c), please check the following
box. [ ]                                   box. [X]

Securities Act registration statement file number
to which this form relates:                                       333-117051
                                                             -------------------
                                                               (If applicable)

Securities to be registered pursuant to Section 12(b)
of the Act:
                                                             -------------------


          Title of Each Class                 Name of Each Exchange on Which
           to be Registered                   Each Class is to be Registered
----------------------------------------   ------------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

                                      UNITS
--------------------------------------------------------------------------------
                                (Title of Class)

                         COMMON STOCK, $.0001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)


                         COMMON STOCK PURCHASE WARRANTS
--------------------------------------------------------------------------------
                                (Title of Class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-117051). This information is incorporated herein by reference.

ITEM 2.  INDEX TO EXHIBITS.

*3.1     Certificate of Incorporation
*3.1.1   Certificate of Amendment of Certificate of Incorporation
*3.2     By-Laws
*4.1     Specimen Unit Certificate
*4.2     Specimen Common Stock Certificate
*4.3     Specimen Warrant Certificate
*4.4     Form of Unit Purchase Option to be granted to Representative
*4.5 Form of Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant

     * Incorporated by reference from the Company's Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on June 30, 2004.
























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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       RAND ACQUISITION CORPORATION


Date:  August 23, 2004                 By: /s/ Laurence S. Levy
                                           ------------------------------------
                                           Laurence S. Levy
                                           Chairman and Chief Executive Officer





































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